                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2001.



                                       /s/  William D. Bonneville
                                       -----------------------------------------
                                       William D. Bonneville

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2001.



                                       /s/ James G. Cochran
                                       -----------------------------------------
                                       James G. Cochran

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2001.



                                       /s/ Roger D. Rosenfeldt
                                       -----------------------------------------
                                       Roger D. Roenfeldt

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of March, 2001.



                                            /s/ Stephen A. Carb
                                            ------------------------------------
                                            Stephen A. Carb

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ R. Michael Conley
                                               ---------------------------------
                                               R. Michael Conley

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ Richard R. Crowl
                                               ---------------------------------
                                               Richard R. Crowl

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ James R. Gelder
                                               ---------------------------------
                                               James R. Gelder

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of March, 2001.



                                               /s/ Ulric Haynes, Jr.
                                               ---------------------------------
                                               Ambassador Ulric Haynes, Jr.

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ Wayne R. Huneke
                                               ---------------------------------
                                               Wayne R. Huneke

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ Mark S. Jordahl
                                               ---------------------------------
                                               Mark S. Jordahl

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ Kenneth U. Kuk
                                               ---------------------------------
                                               Kenneth U. Kuk

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of March, 2001.



                                               /s/ James R. Miller
                                               ---------------------------------
                                               James R. Miller

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of March, 2001.



                                               /s/ Fioravante G. Perrotta
                                               ---------------------------------
                                               Fioravante G. Perrotta

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ Robert C. Salipante
                                               ---------------------------------
                                               Robert C. Salipante

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ John G. Turner
                                               ---------------------------------
                                               John G. Turner

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of March, 2001.



                                               /s/ Charles B. Updike
                                               ---------------------------------
                                               Charles B. Updike

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of March, 2001.



                                               /s/ Ross M. Weale
                                               ---------------------------------
                                               Ross M. Weale

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ David S. Pendergrass
                                               ---------------------------------
                                               David S. Pendergrass

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY

                           OF DIRECTOR AND/OR OFFICER

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                               /s/ Paula C. Culdray-Englke
                                               ---------------------------------
                                               Paula C. Culdray-Engelke